Exhibit 99.2

Unaudited Pro forma Condensed Combined Financial Statements

          The unaudited pro forma condensed combined balance sheet as of June 30, 2006, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2005, and for the year ended December 31, 2005, are presented herein. The unaudited pro forma condensed combined balance sheet was prepared using the historical balance sheets of SoftNet and PeriNet as of June 30, 2006. The unaudited pro forma condensed combined statements of operations were prepared using the historical statements of operations of SoftNet and PeriNet for the six months ended June 30, 2006 and for the year ended December 31, 2005.

          The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had been completed on June 30, 2006, and combines the unaudited condensed balance sheets of SoftNet and PeriNet. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005, give effect to the acquisition as if it had occurred on January 1, 2005.

          The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed combined financial statements, and the accompanying notes, are based upon the respective historical financial statements of SoftNet and PeriNet, and should be read in conjunction with SoftNet's historical consolidated financial statements and related notes, and SoftNet's Management's Discussion and Analysis of Financial Condition and Results of Operations contained in SoftNet's Annual Report on Form 10-KSB for the year ended December 31, 2005.

SOFTNET TECHNOLOGY CORP AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2006

ASSETS
			Adjustments
			Increase		Proforma
	SoftNet	PeriNet	Decrease		Combined

Current Assets:
Cash and cash equivalents	$ 33,192	$ 3,243			$ 36,435
Accounts receivable	333,037	150,051	-		483,088
Current portion of notes receivable	148,000	-	-		148,000
Prepaid expenses and other current assets	49,895	-	-		49,895

Total Current Assets	564,124	153,294	-		717,418

Fixed assets, net of depreciation	119,534	14,400	-		133,934
Deposits	6,171	-	-		6,171

Other assets	3,171,250	3,363			3,174,613

TOTAL ASSETS	$ 3,861,079	$171,057			$ 4,032,136
	============	===========	===========	===	===========

LIABILITIES AND STOCKHOLDERS' EQUITY(DEFICIT)

LIABILITIES
Current Liabilities:
Accounts payable and accrued expenses	$ 372,460	$175,419	$ 100,000 ($100,000)	(a)	$ 547,879
Due to related parties	545,375	-	-		545,375
Notes payable	530,000	201,489	-		731,489

Total Current Liabilities	1,447,835	376,908	-		1,824,743

Total Liabilities	1,447,835	376,908	-		1,824,743

SOFTNET TECHNOLOGY CORP AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2006 (CONTINUED)

STOCKHOLDERS' EQUITY (DEFICIT)					-
Preferred Stock, Series A, $1.00 Par Value; 5,000,000 shares authorized, 0 shares issued					-
and outstanding	-	-	-		-
Preferred Stock, Series B, $.001 Par Value; 5,000,000 shares authorized, and 0 shares issued					-
and outstanding	-	-	-		-
Common Stock, Class A, $.001 Par Value; 500,000,000 shares authorized, 400,893,447					-
shares issued , 150,000,000 and 0 shares held in escrow and 250,893,447 shares outstanding	400,893	-	-		400,893
Common Stock, Class B, $.001 5,000,000 shares authorized					-
and 4,000,000 shares issued and outstanding	4,000	-	-		4,000
Warrants	618,059	-	-		618,059
Stock issued as collateral for note payable	(900,000)	-	-		(900,000)
Additional paid-in capital	28,075,734	-	700,000 (700,000)	(b)	28,075,734
Accumulated other comprehensive income (loss)	65,498	-	-		65,498

Deficit	(25,850,940)	(205,851)			(26,056,791)

					-
Total Stockholders' Equity (Deficit)	2,413,244	(205,851)			2,207,393

TOTAL LIABILITIES AND					-
STOCKHOLDERS' EQUITY (DEFICIT)	$ 3,861,079	$ 171,057	$ -		$ 4,032,136
	==========	==========	==========	===	==========

See Notes to Unaudited Pro Forma condensed Combined Financial Statements

SOFTNET TECHNOLOGY CORP. AND SUBSIDIARIES
PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE MONTHS ENDED JUNE 30, 2006
(UNAUDITED)

			Adjustments
			Increase	Proforma
	SoftNet	PeriNet	Decrease	Combined

OPERATING REVENUES
Revenue	$ 2,612,427	$ 470,165		$ 3,082,592
COST OF SALES	1,879,516	388,119		2,267,635

GROSS PROFIT	732,911	82,046		814,957

OPERATING EXPENSES
Professional fees and compensation expenses	1,188,705	-		1,188,705
Advertising and marketing expenses	21,474	52,005		73,479
General and administrative expenses	430,264	145,249		575,513
Depreciation, amortization and impairment	1,165,841	-		1,165,841

Total Operating Expenses	2,806,284	197,254		3,003,538

LOSS BEFORE OTHER (EXPENSE)	(2,073,373)	(115,208)		(2,188,581)
OTHER INCOME (EXPENSE)
Other Income	-	16,606		16,606
Loss on conversion of debt to warrants	(49,374)	-		(49,374)
Interest expense, net	(31,819)	(19,755)		(51,574)

Total Other Income (Expense)	(81,193)	(3,149)	-	(84,342)

NET LOSS FROM CONTINUING OPERATIONS	(2,154,566)	(118,357)		(2,272,923)
DISCONTINUED OPERATIONS
Gain (loss) from disposal, net of income taxes	513,903	-		513,903

Total Discontinued Operations	513,903	-		513,903

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(1,640,663)	(118,357)		(1,759,020)
Provision for Income Taxes	(6,997)	-	-	(6,997)

NET LOSS APPLICABLE TO COMMON SHARES	$(1,647,660)	$ (118,357)		$ (1,766,017)
	==========	==========	==========	===========
NET LOSS PER BASIC AND DILUTED SHARES From continuing operations	$ (0.00)	$ (0.01)		$ (0.01)
	==========	==========	==========	===========
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	381,079,111	14,000,000		395,079,111

See Notes to Unaudited Pro Forma condensed Combined Financial Statements

SOFTNET TECHNOLOGY CORP. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(UNAUDITED)

			Adjustments
			Increase	Proforma
	SoftNet	PeriNet	Decrease	Combined

OPERATING REVENUES
Revenue	$ 513,527	$ 641,928		$ 1,155,455

COST OF SALES	145,522	378,788		524.310

GROSS PROFIT	368,005	263,140		631,145

OPERATING EXPENSES
Professional fees and compensation expenses	1,142,028	-		1,142,028
Advertising and marketing expenses	471,702	107,084		578,786
General and administrative expenses	579,107	231,395		810,502
Depreciation, amortization and impairment	1,486,228	-		1,486,228

Total Operating Expenses	3,679,065	338,479		4,017,544

LOSS BEFORE OTHER (EXPENSE)	(3,311,060)	(75,339)		(3,386,399)

OTHER INCOME (EXPENSE)
Legal settlement	200,000	-		200,000
Interest expense, net	(95,995)	(54,686)		(150,681)

Total Other Income (Expense)	(295,995)	(54,686)	-	(350,681)

NET LOSS FROM CONTINUING OPERATIONS	(3,607,055)	(130,025)		(3,737,080)
DISCONTINUED OPERATIONS
Gain (loss) from discontinued operations, net of income taxes	(365,055)			(365,055)
Gain (loss) from disposal, net of income taxes	172,526	-	-	172,526

Total Discontinued Operations	(192,529)	-	-	(192,529)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(3,799,584)	(130,025)		(3,929,609)

Provision for Income Taxes	-	-	-	-

NET LOSS APPLICABLE TO COMMON SHARES	$(3,799,584)	$(130,025)		$(3,929,609)
	===========	===========	===========	===========

NET LOSS PER BASIC AND DILUTED SHARES	$ (0.01)	$ (0.01)		$ (0.01)
	===========	===========	===========	===========
From continuing operations	$ (0.01)	$ (0.01)		$ (0.01)

From discontinued operation	$ (0.00)
From sales of subsidiary	$ (0.00)
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	330,115,013	14,000,000		343,115,013
	===========	===========	===========	===========

See Notes to Unaudited Pro Forma condensed Combined Financial Statements

SoftNet Technology Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1.  Basis of Presentation

The unaudited pro forma condensed combined financial statements of SoftNet for the year ended December 31, 2005  and as of and for the six months ended June 30, 2006, give effect to the acquisition of PeriNet as if it had been completed on January 1, 2005. The unaudited pro forma condensed combined balance sheet as of June 30, 2006 gives effect to the acquisition of PeriNet as if it had occurred on June 30, 2006.

The unaudited pro forma condensed combined statements of operations and unaudited pro forma condensed combined balance sheet were derived by adjusting SoftNet's historical financial statements for the acquisition of PeriNet. The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of operations are provided for informational purposes only and should not be construed to be indicative of SoftNet's financial position or results of operations had the transaction been consummated on the dates indicated and do not project SoftNet's financial position or results of operations for any future period or date.

The unaudited pro forma condensed combined balance sheet and unaudited condensed combined statements of operations and accompanying notes should be read in conjunction with SoftNet's historical consolidated financial statements and related notes and SoftNet's Management's Discussion and Analysis of Financial Condition and Results of Operations contained in SoftNet's Annual Report on Form 10-KSB for the year ended December 31, 2005

Note 2. Preliminary Purchase Price

The unaudited pro forma condensed combined financial statements reflect an estimated purchase price for the acquisition as follows:

Cash to be paid as part of initial purchase price	$ 100,000
Fair Value of SoftNet common stock issued (14,000,000 Shares at $0.05 Per Share)	$ 700,000

The final purchase price is dependent in part on actual final direct acquisition costs.

Based on the estimated purchase price, the preliminary purchase price allocation, subject to change pending completion of our final valuation and analysis, is as follows:

Purchase Price-Including stock and guaranteed payments                             $     800,000

Note 3. Pro Forma Adjustments

The following pro forma adjustments are based upon management's preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

(a)	Initial payment of $100,000 cash paid 9/06 as part of purchase. Entry eliminated as a intercompany transaction

(b)	Issuance of SoftNet Stock 14,000,000 shares at $0.05 Per Share equals $700,000. Entry eliminated as a intercompany transaction